Exhibit 99(i)
NEWS RELEASE
TO BUSINESS EDITOR:
COMM BANCORP, INC. Reports Second Quarter 2010 Earnings
Clarks Summit, PA, July 21/PR Newswire/-Comm Bancorp, Inc. (Nasdaq:CCBP) today reported second quarter 2010 earnings of $1,190 thousand or $0.69 per share compared to $1,215 thousand or $0.70 per share for the second quarter of 2009. Year-to-date earnings totaled $2,340 thousand or $1.36 per share in 2010 compared to $2,990 thousand or $1.73 per share in 2009. Return on average assets was 0.74% for the second quarter and 0.73% for the six months ended June 30, 2010, compared to 0.79% and 0.97% for the same periods of 2009. Return on average stockholders’ equity equaled 9.22% for the second quarter and 9.19% year-to-date 2010, compared to 8.18% and 10.21% for the respective periods of the prior year.
INCOME STATEMENT REVIEW
Tax-equivalent net interest income for the first half of 2010 totaled $9,876 thousand, a decrease of $2,020 thousand or 17.0% from $11,896 thousand for the same period of 2009. Despite an increase of $24.0 million in average earning assets, tax-equivalent interest income for the six months ended June 30, decreased $2,103 thousand to $14,944 thousand in 2010, from $17,047 thousand in 2009. The decline in tax-equivalent interest income was due, for the most part, to a $43.7 million or 8.5% reduction in average loans. Average tax-exempt loans decreased $36.3 million, while taxable loans declined $7.4 million. With regard to tax-exempt loans, several large tax anticipation notes of local municipalities, which were outstanding during the first half of 2009, matured by year end. As part of our tax planning strategy for 2010, we chose not to actively compete for these types of loans. The maturities and repayments received from the loan portfolio were reinvested in lower-yielding assets, which contributed to a 92 basis point decrease in the tax-equivalent yield on earning assets to 4.91% in 2010 from 5.83% in 2009. Slightly mitigating the reduction in interest income was an $83 thousand decrease in interest expense. Our cost of funds decreased 15 basis points to 2.04% for the six months ended June 30, 2010, from 2.19% for the same period last year. The cost of funds was influenced primarily by a 53 basis point decrease in the average rate paid for time deposits. Partially offsetting the positive effect from the reduction in funding costs was growth in the average balance of interest-bearing liabilities of $27.5 million or 5.8% to $502.1 million for the six months ended June 30, 2010, from $474.6 million for the same six months of 2009. For the first half of the year, our tax-equivalent net interest margin contracted 82 basis points to 3.25% in 2010 compared to 4.07% in 2009.
For the three and six months ended June 30, 2010, the provision for loan losses amounted to $300 thousand and $1,300 thousand, compared to $520 thousand and $1,090 thousand for the respective periods of 2009.

Noninterest income totaled $2,327 thousand for the six months ended June 30, 2010, a decrease of $569 thousand or 19.6% from 2,896 thousand for the same six months of 2009. Included in noninterest revenue in 2009 was a net gain of $294 thousand from the disposition of our former Tunhannock and Eaton Township, Pennsylvania branch offices. For the six months ended June 30, we recorded gains on the sale of available-for-sale investment securities of $361 thousand in 2010 and $114 thousand in 2009. Activity in our secondary mortgage banking division subsided, which caused a $397 thousand decrease in mortgage banking income comparing the first half of 2010 and 2009. Service charges, fees and commissions decreased $125 thousand to $1,471 thousand in 2010 from $1,596 thousand in 2009. For the second quarter, noninterest income decreased $378 thousand when comparing 2010 and 2009, which reflected reductions in service charges, fees and commissions and mortgage banking income.
For the six months ended June 30, 2010, noninterest expense amounted to $8,720 thousand, a decrease of $635 thousand or 6.8% from $9,355 thousand for the same period last year. Decreases of $108 thousand in net occupancy and equipment expense and $593 thousand in other expenses were partially offset by a $66 thousand increase in salaries and employee benefits expense. Reductions in equipment and software depreciation and rental expense contributed to the 8.5% decrease in net occupancy and equipment expense. With regard to the 15.6% decline in other expenses, reductions in marketing-related expenses, directors’ fees and deposit insurance were the primary factors influencing the overall decline. Comparing the second quarter of 2010 and 2009, noninterest expense decreased $641 thousand for primarily the same reasons as discussed for the year-to-date changes.
BALANCE SHEET REVIEW
Total assets equaled $641.8 million at June 30, 2010, an increase of $31.0 million from $610.8 million at June 30, 2009. Subdued loan demand, coupled with tax-planning strategies, resulted in a decrease of $45.8 million in loans, net of unearned income, to $465.1 million at the close of the second quarter of 2010 from $510.9 million one year earlier. Total deposits grew to $576.7 million at the end of the second quarter of 2010, from $538.8 million at June 30, 2009. Noninterest-bearing deposits increased $5.3 million, while interest-bearing deposits rose $32.6 million. Due to the decline in loan volumes, the investment portfolio played a more prominent role in our balance sheet composition. Available-for-sale investment securities increased $39.7 million or 54.2%. In addition, we had federal funds sold outstanding of $31.7 million at June 30, 2010. Comparatively, we had short-term borrowings outstanding of $8.0 million at June 30, 2009.
Stockholders’ equity grew to $53.6 million or $31.13 per share at June 30, 2010. In comparison, stockholders’ equity was $51.1 million or $29.66 per share at March 31, 2010, and $50.3 million or $34.64 per share at December 31, 2009. Net income of $1,190 thousand for the second quarter of 2010 and $2,340 thousand year-to-date was the primary factor leading to the capital improvement. At June 30, 2010, we reported a Tier I capital, Total capital and Leverage ratios of 10.4%, 13.3% and 8.0%. In addition, our subsidiary, Community Bank and Trust Company reported Tier I capital, Total capital and Leverage ratios of 9.4%, 12.3% and 7.2%. Community Bank and Trust Company continued to exceed the requirements to be categorized as well capitalized under the regulatory framework for prompt corrective action at the close of the second quarter of 2010.

Nonperforming assets decreased $2.7 million or 9.6% to $25.5 million or 5.41% of loans, net of unearned income and foreclosed assets at June 30, 2010, compared to $28.2 million or 5.86% at December 31, 2009. Specifically, the improvement from year end resulted from decreases of $2.4 million in nonaccrual loans, $2.3 million in restructured loans and $1.1 million in loans past due 90 days or more and still accruing. Partially offsetting these decreases was an increase in foreclosed assets of $3.1 million. Loans charged-off, net of recoveries, for the six months ended June 30, equaled 1.64% of average loans outstanding in 2010 and 0.13% in 2009. The allowance for loan losses equaled $14.9 million or 3.21% of loans, net of unearned income, at June 30, 2010, compared to $17.5 million or 3.65% at December 31, 2009, and $6.0 million or 1.18% at June 30, 2009.
Comm Bancorp, Inc. serves six Pennsylvania counties through Community Bank and Trust Company’s 15 community-banking offices and one loan production office. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. In addition, customers can take advantage of KlickSM Banking, on-line banking services, by accessing the Company’s website at http://www.combk.com. The Company’s business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision-making, flexible and reasonable operating procedures and consistently-applied credit policies.
[TABULAR MATERIAL FOLLOWS]

Summary Data
Comm Bancorp, Inc.
Five Quarter Trend
(In thousands, except per share data)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2010	2010	2009	2009	2009

Key performance data:

Per share data:
Net income (loss)	$0.69	$0.67	$(2.65)	$(1.95)	$0.70
Cash dividends declared			$0.14	$0.28	$0.28
Book value	$31.13	$29.66	$29.25	$32.30	$34.64
Tangible book value	$30.93	$29.46	$29.05	$32.10	$34.44
Market value:
High	$23.56	$23.53	$34.50	$40.00	$40.00
Low	$17.50	$18.00	$21.80	$31.00	$35.31
Closing	$17.50	$18.50	$21.84	$34.50	$40.00
Market capitalization	$30,151	$31,874	$37,587	$59,286	$68,651
Common shares outstanding	1,722,923	1,722,923	1,721,007	1,718,439	1,716,263

Selected ratios:

Return on average stockholders’ equity	9.22%	9.16%	(29.70)%	(22.63)%	8.18%

Return on average assets	0.74%	0.72%	(2.60)%	(2.19)%	0.79%

Leverage	7.99%	7.77%	7.90%	8.68%	9.25%

Total risk-based capital	13.29%	12.94%	12.61%	11.42%	11.97%

Efficiency	79.37%	71.45%	87.17%	60.78%	74.60%

Nonperforming assets to loans, net, and foreclosed assets	5.41%	5.43%	5.86%	5.59%	5.45%

Net charge-offs to average loans, net	0.23%	3.05%	1.38%	2.42%	0.03%

Allowance for loan losses to loans, net	3.21%	3.19%	3.65%	2.28%	1.18%

Earning assets yield (FTE)	4.82%	5.01%	5.01%	5.35%	5.79%

Cost of funds	1.99%	2.08%	2.01%	2.07%	2.11%

Net interest spread (FTE)	2.83%	2.93%	3.00%	3.28%	3.68%

Net interest margin (FTE)	3.19%	3.30%	3.37%	3.70%	4.09%

Comm Bancorp, Inc.
Consolidated Statements of Income
(In thousands, except per share data)

	June 30,	June 30,
Six Months Ended	2010	2009

Interest income:
Interest and fees on loans:
Taxable	$11,883	$12,884
Tax-exempt	640	1,285
Interest and dividends on investment securities available-for-sale:
Taxable	1,252	664
Tax-exempt	540	1,010
Dividends	4	20
Interest on federal funds sold	17	1
Total interest income	14,336	15,864

Interest expense:
Interest on deposits	4,748	5,059
Interest on short-term borrowings		92
Interest on long-term debt	320
Total interest expense	5,068	5,151
Net interest income	9,268	10,713
Provision for loan losses	1,300	1,090
Net interest income after provision for loan losses	7,968	9,623

Noninterest income:
Service charges, fees and commissions	1,471	1,596
Mortgage banking income	495	892
Net gain on sale of premises and equipment		294
Net gain on sale of investment securties available-for-sale	361	114
Total noninterest income	2,327	2,896

Noninterest expense:
Salaries and employee benefits expense	4,370	4,304
Net occupancy and equipment expense	1,150	1,258
Other expenses	3,200	3,793
Total noninterest expense	8,720	9,355
Income before income taxes	1,575	3,164
Provision for income tax expense (benefit)	(765)	174
Net income	$2,340	$2,990

Other comprehensive income:
Unrealized holding gains on investment securities available-for-sale	$1,755	$355
Reclassification adjustment for gains included in net income	(361)	(114)
Income tax expense related to other comprehensive income	474	82
Other comprehensive income, net of income taxes	920	159
Comprehensive income	$3,260	$3,149

Per share data:
Net income	$1.36	$1.73
Cash dividends declared		$0.56
Average common shares outstanding	1,722,923	1,725,310

Comm Bancorp, Inc.
Consolidated Statements of Income
(In thousands, except per share data)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
Three months ended	2010	2010	2009	2009	2009

Interest income:
Interest and fees on loans:
Taxable	$5,942	$5,941	$6,169	$6,194	$6,436
Tax-exempt	318	322	602	598	619
Interest and dividends on investment securities available-for-sale:
Taxable	523	729	118	205	315
Tax-exempt	238	302	326	407	473
Dividends	2	2	(20)	9	9
Interest on federal funds sold	9	8	14	4
Total interest income	7,032	7,304	7,209	7,417	7,852

Interest expense:
Interest on deposits	2,315	2,433	2,511	2,433	2,426
Interest on short-term borrowings				5	36
Interest on long-term debt	160	160
Total interest expense	2,475	2,593	2,511	2,438	2,462
Net interest income	4,557	4,711	4,698	4,979	5,390
Provision for loan losses	300	1,000	7,670	8,670	520
Net interest income (loss) after provision for loan losses	4,257	3,711	(2,972)	(3,691)	4,870

Noninterest income:
Service charges, fees and commissions	730	741	825	848	832
Mortgage banking income	214	281	185	287	490
Net gain on sale of investment securities available-for-sale		361	91	1,385
Total noninterest income	944	1,383	1,101	2,520	1,322

Noninterest expense:
Salaries and employee benefits expense	2,183	2,187	2,184	2,025	2,164
Net occupancy and equipment expense	547	603	589	591	583
Other expenses	1,636	1,564	2,282	1,942	2,260
Total noninterest expense	4,366	4,354	5,055	4,558	5,007
Income (loss) before income taxes	835	740	(6,926)	(5,729)	1,185
Provision for income tax benefit	(355)	(410)	(2,741)	(2,354)	(30)
Net income (loss)	$1,190	$1,150	$(4,185)	$(3,375)	$1,215

Other comprehensive income (loss):
Unrealized holding gains (losses) on investment securities available-for-sale	$2,030	$(275)	$(1,174)	$1,118	$13
Reclassification adjustment for gains included in net income		(361)	(91)	(1,385)
Income tax expense (benefit) related to other comprehensive income (loss)	690	(216)	(430)	(91)	4
Other comprehensive income (loss), net of income taxes	1,340	(420)	(835)	(176)	9
Comprehensive income (loss)	$2,530	$730	$(5,020)	$(3,551)	$1,224

Per share data:
Net income (loss)	$0.69	$0.67	$(2.43)	$(1.95)	$0.70
Cash dividends declared			$0.14	$0.28	$0.28
Average common shares outstanding	1,722,923	1,722,923	1,721,007	1,718,439	1,722,282

Comm Bancorp, Inc.
Details of Net Interest and Net Interest Margin
(In thousands, fully taxable equivalent basis)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
Three months ended	2010	2010	2009	2009	2009

Net interest income:
Interest income
Loans, net:
Taxable	$5,942	$5,941	$6,169	$6,194	$6,436
Tax-exempt	482	488	912	906	938
Total loans, net	6,424	6,429	7,081	7,100	7,374
Investments:
Taxable	525	731	98	214	324
Tax-exempt	360	458	494	616	717
Total investments	885	1,189	592	830	1,041
Federal funds sold	9	8	14	4
Total interest income	7,318	7,626	7,687	7,934	8,415
Interest expense:
Deposits	2,315	2,433	2,511	2,433	2,426
Borrowed funds	160	160		5	36
Total interest expense	2,475	2,593	2,511	2,438	2,462
Net interest income	$4,843	$5,033	$5,176	$5,496	$5,953

Loans, net:
Taxable	5.48%	5.44%	5.46%	5.45%	5.80%
Tax-exempt	6.23%	6.29%	5.96%	5.89%	5.66%
Total loans, net	5.53%	5.50%	5.52%	5.50%	5.78%
Investments:
Taxable	2.23%	3.31%	1.80%	3.10%	3.92%
Tax-exempt	7.49%	7.46%	7.33%	7.07%	7.43%
Total investments	3.13%	4.21%	4.86%	5.32%	5.81%
Federal funds sold	0.12%	0.11%	0.11%	0.11%
Total earning assets	4.82%	5.01%	5.01%	5.35%	5.79%
Interest expense:
Deposits	1.89%	1.98%	2.01%	2.08%	2.18%
Borrowed funds	8.02%	8.08%		0.67%	0.68%
Total interest-bearing liabilities	1.99%	2.08%	2.01%	2.07%	2.11%
Net interest spread	2.83%	2.93%	3.00%	3.28%	3.68%
Net interest margin	3.19%	3.30%	3.37%	3.70%	4.09%

Comm Bancorp, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
At period end	2010	2010	2009	2009	2009

Assets:
Cash and due from banks	$10,050	$8,798	$23,978	$8,728	$8,315
Federal funds sold	31,700	33,800	25,300	46,100
Investment securities available-for-sale	112,851	116,593	108,005	38,302	73,169
Loans held for sale, net	110	811	2,016		787
Loans, net of unearned income	465,143	466,296	476,944	507,094	510,870
Less: allowance for loan losses	14,928	14,891	17,462	11,566	6,019
Net loans	450,215	451,405	459,482	495,528	504,851
Premises and equipment, net	11,425	11,480	11,616	11,631	11,709
Accrued interest receivable	1,962	2,213	2,122	2,597	2,526
Other assets	23,452	23,512	19,634	11,386	9,456
Total assets	$641,765	$648,612	$652,153	$614,272	$610,813

Liabilities:
Deposits:
Noninterest-bearing	$87,348	$90,999	$88,335	$79,591	$82,002
Interest-bearing	489,370	495,361	502,448	475,509	456,795
Total deposits	576,718	586,360	590,783	555,100	538,797
Short-term borrowings					7,950
Long-term debt	8,000	8,000	8,000
Accrued interest payable	1,284	1,623	1,296	1,185	1,696
Other liabilities	2,124	1,520	1,740	2,478	2,912
Total liabilities	588,126	597,503	601,819	558,763	551,355

Stockholders’ equity:
Common stock, par value $0.33 authorized 12,000,000, shares issued and outstanding 1,722,923; 1,722,923; 1,721,007; 1,718,439; 1,716,263	569	569	568	567	566
Capital surplus	8,010	8,010	7,966	7,881	7,799
Retained earnings	43,321	42,131	40,981	45,407	49,263
Accumulated other comprehensive income	1,739	399	819	1,654	1,830
Total stockholders’ equity	53,639	51,109	50,334	55,509	59,458
Total liabilities and stockholders’ equity	$641,765	$648,612	$652,153	$614,272	$610,813

Comm Bancorp, Inc.
Consolidated Balance Sheets
(In thousands, except per share data)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
Average quarterly balances	2010	2010	2009	2009	2009

Assets:
Loans, net:
Taxable	$435,316	$442,821	$448,359	$451,025	$444,905
Tax-exempt	30,960	31,479	60,710	61,000	66,500
Total loans, net	466,276	474,300	509,069	512,025	511,405
Investments:
Taxable	94,305	89,635	21,598	27,354	33,115
Tax-exempt	19,269	24,889	26,740	34,562	38,729
Total investments	113,574	114,524	48,338	61,916	71,844
Federal funds sold	28,930	29,093	51,706	14,709	37
Total earning assets	608,780	617,917	609,113	588,650	583,286
Other assets	33,439	29,344	29,950	22,649	30,625
Total assets	$642,219	$647,261	$639,063	$611,299	$613,911

Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$490,502	$497,712	$495,714	$464,411	$446,992
Noninterest-bearing	89,285	86,711	84,139	81,047	82,221
Total deposits	579,787	584,423	579,853	545,458	529,213
Short-term borrowings	1	33		2,970	21,359
Long-term debt	8,000	8,000	87
Other liabilities	2,646	3,881	3,223	3,710	3,743
Total liabilities	590,434	596,337	583,163	552,138	554,315
Stockholders’ equity	51,785	50,924	55,900	59,161	59,596
Total liabilities and stockholders’ equity	$642,219	$647,261	$639,063	$611,299	$613,911

Comm Bancorp, Inc.
Asset Quality Data
(In thousands)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
At quarter end	2010	2010	2009	2009	2009

Nonperforming assets:
Nonaccrual loans	$16,678	$17,302	$19,015	$20,567	$20,166
Restructured loans	1,975	1,980	4,302	4,773	4,888
Accruing loans past due 90 days or more	553	392	1,634	1,177	1,139
Foreclosed assets	6,322	5,979	3,209	1,932	1,726
Total nonperforming assets	$25,528	$25,653	$28,160	$28,449	$27,919

Three months ended

Allowance for loan losses:
Beginning balance	$14,891	$17,462	$11,566	$6,019	$5,531
Charge-offs	437	3,591	1,814	3,133	147
Recoveries	174	20	40	10	115
Provision for loan losses	300	1,000	7,670	8,670	520
Ending balance	$14,928	$14,891	$17,462	$11,566	$6,019
SOURCE Comm Bancorp, Inc.
/Contact: MEDIA/INVESTORS, Scott A. Seasock, 570-586-0377 or fax, 570-587-3761, of Comm Bancorp, Inc.
Co: Comm Bancorp, Inc.
St: Pennsylvania
In: Fin
Except for the historical information contained, herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company’s Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.